SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2004

HALL, KINION & ASSOCIATES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-22869	77-0337705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 ROWLAND WAY

SUITE 200

NOVATO, CALIFORNIA 94945

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 895-2200

Item 7. Financial Statements, Pro Forma and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued May 12, 2004.

Item 12. Results of Operations and Financial Condition.

On May 12, 2004, Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), announced its preliminary unaudited revenue results for the first quarter ended March 28, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The press release attached as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Report on Form 10-K/A for the fiscal year ended December 28, 2003 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 12, 2004

HALL, KINION & ASSOCIATES, INC.

By:	/s/ Martin Kropelnicki
Martin Kropelnicki
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued May 12, 2004.